     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]


Check the appropriate box:
[_]      Preliminary proxy statement
[X]      Definitive proxy statement
[_]      Definitive additional materials
[_]      Soliciting material pursuant to Rule 14a-12


                             First Capital, Inc.
----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                             First Capital, Inc.
----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]     No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

                  N/A
--------------------------------------------------------------------------------
(2)     Aggregate number of securities to which transactions applies:


                  N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


                  N/A
--------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:

                  N/A
--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

                  N/A
--------------------------------------------------------------------------------

(2)     Form, schedule or registration statement no.:

                  N/A
--------------------------------------------------------------------------------
(3)     Filing party:

                  N/A
--------------------------------------------------------------------------------
(4)     Date filed:

                  N/A
--------------------------------------------------------------------------------

                                March 16, 2001

Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of First Capital, Inc. We will hold the meeting at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, April 18, 2001 at 12:00 noon, local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Monroe Shine & Co., Inc., the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                              Sincerely,

                              /s/ J. Gordon Pendleton

                              J. Gordon Pendleton
                              Chairman of the Board

                              FIRST CAPITAL, INC.
                               220 Federal Drive
                            Corydon, Indiana 47112
                                (812) 738-2198

                   Notice of Annual Meeting of Shareholders

         On April 18, 2001, First Capital, Inc. ("Company") will hold its annual meeting of shareholders at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana. The meeting will begin at 12:00 noon, local time. At the meeting, shareholders will consider and act on the following:

         1.       The election of five directors of the Company;

         2. The ratification of the appointment of Monroe Shine & Co., Inc. as independent auditors for the Company for the fiscal year ending December 31, 2001; and

         3.       Such other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Only shareholders of record at the close of business on March 2, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Joel E. Voyles

                                 Joel E. Voyles
                                 Corporate Secretary

Corydon, Indiana
March 16, 2001

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                              FIRST CAPITAL, INC.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Capital, Inc. ("First Capital" or the "Company") to be used at the annual meeting of shareholders of the Company. The Company is the holding company for First Harrison Bank ("First Harrison"), which formerly was known as First Federal Bank, a Federal Savings Bank ("First Federal"). The annual meeting will be held at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, April 18, 2001, at 12:00 noon, local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders of record on or about March 16, 2001.

                          Voting and Proxy Procedure

Who Can Vote at the Meeting

         You are entitled to vote your First Capital common stock if the records of the Company showed that you held your shares as of the close of business on March 2, 2001. As of the close of business on March 2, 2001, a total of 2,541,104 shares of First Capital common stock were outstanding. Each share of common stock has one vote. The Company's Articles of Incorporation provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Attending the Meeting

         If you hold your shares of First Capital common stock in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.

Vote Required

         The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the approval of the appointment of Monroe Shine & Co., Inc. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

         This proxy statement is being sent to you by the Board of Directors of First Capital for the purpose of requesting that you allow your shares of First Capital common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Capital common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of Monroe Shine & Co., Inc. as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Capital common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver proxy instructions with a later date, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your First Capital common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement.

Participants in First Harrison's ESOP

         If you participate in First Harrison's Employee Stock Ownership Plan ("ESOP") you will receive a vote authorization form that reflects all shares you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as shares for which the trustees have received voting instructions, subject to the exercise of their fiduciary duties. The deadline for returning your voting instructions to the ESOP's trustees is April 11, 2001.

                                Stock Ownership

         The following table provides information as of March 2, 2001 about the persons known to First Capital to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.
                                                                   Percent of
                                                 Number of        Common Stock
         Name and Address                      Shares Owned       Outstanding
         ---------------------------        ------------------  ---------------

         Douglas T. Breeden                    168,190/(1)/           6.63%
         Smith Breeden Associates, Inc.
         100 Europa Drive
         Suite 200
         Chapel Hill, North Carolina 27514

____________________________________
(1) This information is derived from an amended Schedule 13G filed with the Securities and Exchange Commission on February 13, 2001. Mr. Breeden individually owns 25,000 shares of First Capital stock and 143,190 shares of First Capital stock are owned by Smith Breeden Associates, of which Mr. Breeden is the controlling shareholder.

         The following table provides information as of March 2, 2001 about the shares of First Capital common stock that may be considered to be owned by each director, nominee for director or named executive officer of First Capital and by all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                 Number of Shares
                                                                    That May Be
                                              Number of           Acquired Within          Percent of
                                             Shares Owned           60 Days By             Common Stock
Name                                      (excluding options)    Exercising Options       Outstanding(1)
---------------------------------------  --------------------- ------------------------  -------------------
Earl H. Book                                 77,135/(2)/               280                        3.0%

James S. Burden                              11,935/(3)/               280                          *

John W. Buschemeyer                          24,254/(4)/               280                          *

William W. Harrod                             4,625/(5)/             2,275                          *

Dennis L. Huber                               7,407/(6)/               280                          *

Marvin E. Kiesler                            37,350/(7)/               280                        1.5%

James E. Nett                                 3,100                    280                          *

J. Gordon Pendleton                          30,652/(8)//(15)/         700                        1.2%

Kenneth R. Saulman                           10,920/(9)/                --                          *

Mark D. Shireman                             32,760/(10)/              280                        1.3%

Michael L. Shireman                           8,594/(11)/              280                          *

Samuel E. Uhl                                30,860/(12)//(17)/      1,500                        1.3%

Gerald L. Uhl                                29,461/(13)//(16)/        634                        1.2%

Loren E. Voyles                              54,279/(14)/              280                        2.1%

All directors and executive officers        374,992                 14,696                       15.2%
   as a group (18 persons)

___________________________________
*    Less than 1.0%.

(1) Based on 2,541,104 shares of Company common stock outstanding and entitled to vote as of March 2, 2001 plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2)  Includes 20,150 shares owned by Mr. Book's spouse.
(3)  Includes 8,835 shares owned by Mr. Burden's spouse.
(4) Includes 5,560 shares owned by Mr. Buschemeyer's spouse and 1,229 shares of unvested restricted stock awarded under the Company's Stock-Based Incentive Plan to Mr. Buschemeyer as to which he has voting but not investment power.
(5) Includes 2,460 shares of unvested restricted stock as to which Mr. Harrod exercises voting but not investment power.
(6) Includes 1,537 shares of unvested restricted stock as to which Mr. Huber exercises voting but not investment power.
(7) Includes 21,340 shares owned by Mr. Kiesler's spouse and 1,395 shares owned by Mr. Kiesler's brother.
(8) Includes 4,920 shares of unvested restricted stock as to which Mr. Pendleton exercises voting but not investment power.
(9) Includes 1,795 shares owned by a corporation controlled by Mr. Saulman and 1,229 shares of unvested restricted stock as to which Mr. Saulman exercises voting but not investment power.
(10) Includes 6,000 shares owned by Mr. Shireman's spouse, 500 shares owned by Mr. Shireman's children and 1,229 shares of unvested restricted stock as to which Mr. Shireman exercises voting but not investment power.
(11) Includes 5,494 shares owned by Mr. Shireman's spouse.
(12) Includes 3,689 shares of unvested restricted stock as to which Mr. Uhl exercises voting but not investment power.
(13) Includes 10,626 shares owned by Mr. Uhl's spouse and 1,229 shares of unvested restricted stock as to which Mr. Uhl exercises voting but not investment power.
(14) Includes 49,135 shares owned by Mr. Voyles' spouse.
(15) Includes 709 shares allocated under the ESOP as to which the holder exercises voting but not investment power.
(16) Includes 176 shares allocated under the ESOP as to which the holder (Mr. Uhl's spouse, who is an employee of the Bank) exercises voting but not investment power.
(17) Includes 659 shares allocated under the ESOP as to which the holder exercises voting but not investment power.

                      Proposal 1 -- Election of Directors

         The Company's Board of Directors consists of fourteen members, twelve of which are independent of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Five directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are James S. Burden, James E. Nett, Mark D. Shireman, Michael L. Shireman and Samuel E. Uhl, all of whom are currently directors of the Company and First Harrison.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Board of Directors recommends a vote "FOR" the election of all of the nominees.

         Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of December 31, 2000. The indicated period for service as a director includes service as a director of First Harrison before the formation of the Company.

                   Board Nominees for Election as Directors

         The directors standing for election are:

         Samuel E. Uhl is the President and Chief Executive Officer of First Harrison and Chief Operating Officer of First Capital. Mr. Uhl has served as President of First Harrison since 1996. Upon completion of the merger of First Federal and Harrison County Bank, Mr. Uhl added the title of Chief Executive Officer of First Harrison Bank. A ge 55. Director since 1995.

         Mark D. Shireman is the President of James L. Shireman Construction Co., Inc. in Corydon, Indiana. Age 49. Director since 1989.

         James S. Burden is the owner and operator of Tracy's Mobile Home Park in Georgetown, Indiana and a bus driver for Floyd County Schools in New Albany, Indiana. Mr. Burden is a former director of HCB Bancorp. Age 55. Director since 2000.

         Michael L. Shireman is President of Uhl Truck Sales, a medium and heavy truck dealer in Palmyra, Indiana. Mr. Shireman is a former director of HCB Bancorp. Age 52. Director since 2000.

         James E. Nett is the controller for Koetter Woodworking, Inc. in Borden, Indiana. Mr. Nett is a former director of HCB Bancorp. Age 57. Director since 2000.

                        Directors Continuing in Office

         The following directors have terms ending in 2002:

         J. Gordon Pendleton is Chairman of the Board of First Capital. Mr. Pendleton was President and Chief Executive Officer of First Harrison from 1961 to 1996. From 1996 until First Harrison's merger with HCB Bancorp, he served as Chief Executive Officer. Age 67. Director since 1963.

         Gerald L. Uhl is the Business Manager for Jacobi Sales, Inc., a farm implement dealership in Palmyra, Indiana. Age 60. Director since 1973.

         Dennis L. Huber is the President and Publisher of O'Bannon Publishing Company, Inc. in Corydon, Indiana. Age 61. Director since 1997.

         Earl H. Book is the President of Carriage Ford, Inc., a retail automobile dealership in Clarksville, Indiana. Mr. Book is a former director of HCB Bancorp. Age 71. Director since 2000.

         William W. Harrod became President and Chief Executive Officer of First Capital and Chief Operating Office of First Harrison in January 2000. Mr. Harrod previously served as President and Chief Executive Officer of HCB Bancorp and Harrison County Bank. Mr. Harrod is a former director of HCB Bancorp. Age 44. Director since 2000.

         The following directors have terms ending in 2003:

         John W. Buschemeyer is the President and majority owner of Hurst Lumber Co. in Corydon, Indiana. Age 62. Director since 1973.

         Kenneth R. Saulman is employed as a right-of-way supervisor for Clark County REMC, an electrical service company in Sellersburg, Indiana. From July 1991 to March 1995, he was an area supervisor for Asplundh Tree Trimming in Ramsey, Indiana. Age 58. Director since 1997.

         Marvin E. Kiesler is a retired officer of Harrison County Bank. Mr. Kiesler is a former director of HCB Bancorp. Age 69. Director since 2000.

         Loren E. Voyles is the retired President of Harrison County Bank. Mr. Voyles is a former director of HCB Bancorp. Age 72. Director since 2000.

         The following family relationships exist between the directors and officers of First Capital: Samuel E. Uhl and Gerald L. Uhl are brothers; Earl H. Book is the brother-in-law of Samuel E. Uhl and Gerald L. Uhl; Michael L. Shireman is the brother of Mark D. Shireman; and Loren E. Voyles is the father of Joel E. Voyles, Senior Vice President of First Harrison Bank.

Meetings and Committees of the Board of Directors

         The business of First Capital and First Harrison is conducted through meetings and activities of their Board of Directors and their committees. During the fiscal year ended December 31, 2000, the Board of Directors of First Capital held 12 meetings and the Board of Directors of First Harrison held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which that director served.

         The following table shows the current membership of the Board's committees.

                                                                             Asset         Asset/
                          Executive       Audit         Compensation        Review       Liability     Nominating
         Name             Committee     Committee        Committee         Committee     Committee     Committee
         ----             ---------     ---------      --------------     ----------    -----------   ----------
Earl H. Book                  *                                                                            *
James S. Burden                                                                *                           *
John W. Buschemeyer                                                            *                           *
William W. Harrod             *                                                               *            *
Dennis L. Huber                                               *                                            *
Marvin E. Kiesler                                                              *                           *
James E. Nett                               *                                                              *
J. Gordon Pendleton           *             *                                                              *
Kenneth R. Saulman                                                             *                           *
Mark D. Shireman                            *                                                 *            *
Michael L. Shireman                                           *                                            *
Samuel E. Uhl                 *                                                *                           *
Gerald L. Uhl                                                 *                                            *
Loren E. Voyles                                                                               *            *

     The Executive Committee meets as necessary between meetings of the full Board of Directors. All actions of the Executive Committee must be ratified by the full Board of Directors. The Executive Committee reviews strategic issues and other matters such as directors' and officers' compensation. It then makes recommendations to the full Board of Directors. The Executive Committee met two times during the fiscal year ended December 31, 2000.

     The Audit Committee is responsible for developing and monitoring the Company's audit program. The Audit Committee recommends the appointment of the independent auditor and meets with them to discuss the results of the annual audit and any related matters. The Audit Committee also receives and reviews all the reports and findings and other information presented to them by officers regarding financial reporting policies and practices. It is responsible for the internal control review and the internal audit review. The Audit Committee meets as necessary and met three times during the fiscal year ended December 31, 2000.

     The Compensation Committee is responsible for establishing and recommending employee and executive compensation policy to the full Board of Directors. The Compensation Committee met two times during the fiscal year ended December 31, 2000.

     The Asset Review Committee meets quarterly to assess the risk of First Harrison's loan portfolio. The committee monitors residential loans above $175,000, all commercial loans and loans 30 or more days delinquent. The committee also reviews First Harrison's loan loss reserves. The Asset Review Committee met four times in the fiscal year ended December 31, 2000.

     The Asset/Liability Committee is responsible for establishing First Capital's investment policy and for overseeing interest rate risk management, funds management, liquidity management and capital management. The Asset/Liability Committee met two times during the fiscal year ended December 31, 2000.

     The Nominating Committee selects annually the Boards's nominees for election as directors. This committee met once to select management's nominees for election at this annual meeting.

Directors Compensation

     Fees. Members of First Harrison's Board of Directors receive $600 per month. No separate fees are paid for service on First Capital's Board of Directors. Total fees paid to directors of the Company and the Bank during the fiscal year ended December 31, 2000 were $100,800.

     Directors' Deferred Compensation Plan. Certain directors may elect to defer their monthly directors' fees until retirement with no income tax payable by the director until retirement benefits are received. Upon the director's termination of service on or after attaining age 70, the retired director receives between $217 and $676 per month for 180 months. Benefits are also payable upon disability, early retirement, other termination of service or death. Directors Buschemeyer, Pendleton, Mark Shireman and Gerald Uhl participate in the plan.

                            Executive Compensation

Summary Compensation Table

         The following information is furnished for William W. Harrod, Samuel E. Uhl and J. Gordon Pendleton. Mr. Pendleton served as Chief Executive Officer of First Capital until the completion of the merger with HCB Bancorp on January 12, 2000, at which time Mr. Harrod assumed that position. Mr. Pendleton now serves as the Company's Chairman of the Board of Directors. No other executive officer of the Company or its subsidiaries received salary and bonus of $100,000 or more during the fiscal year ended December 31, 2000.

                                                                           Long-Term Compensation
                                                                          --------------------------
                                                    Annual Compensation            Awards
                                                  --------------------------------------------------
                                                                          Restricted    Securities
                                                                             Stock      Underlying     All Other
         Name and Principal             Fiscal      Salary                  Awards       Options      Compensation
              Positions                  Year         (1)       Bonus        (2)           (#)            (3)
-------------------------------------- ---------- ------------ ---------- ------------ ------------- ---------------
William W. Harrod                         2000       $112,200  $  11,030    $  33,825         7,500        $  9,483
   Chief Executive Officer
   and President

J. Gordon Pendleton                       2000         36,813         --       67,650         3,500           4,929
   Chairman of the Board                  1999         94,221      5,528           --            --              --
                                          1998/(4)/    89,471        615           --            --              --

Samuel E. Uhl                             2000        112,200  $  11,201    $  50,732         7,500          26,829
   Chief Operating Officer                1999         85,008     10,702           --            --          10,834
                                          1998/(4)/    80,016         --           --            --           7,460

___________________________________________
(1)  Includes directors fees.
(2) Includes 3,075, 6,150 and 4,612 shares of restricted stock granted to Messrs. Harrod, Pendleton and Uhl, respectively, under the Incentive Plan. The restricted stock awards began vesting in five equal annual installments on January 12, 2001, the first anniversary of the awards. At December 29, 2000 (the last trading day in 2000), the market value of the unvested restricted stock awards for Messrs. Harrod, Pendleton and Uhl was $33,825, $67,650, and $50,732, respectively. Dividends paid on restricted stock are distributed to award recipients.
(3) Consists of $1,742 for a company car, $4,661 for health insurance, $4,682 for employer contribution to 401(k) plan, $5,439 for employer contribution to ESOP, $1,615 for unused vacation and $8,690 for unused sick days for Mr. Uhl; $1,732 for a company car, $5,722 for health insurance and $2,028 for employer contribution to 401(k) plan for Mr. Harrod; and $3,392 for employer contribution to 401(k) plan and $1,537 for unused sick days for Mr. Pendleton. These figures are for the year ended December 31, 2000.
(4) Compensation for this year reflects a June 30 year end instead of a December 31 year end.

Option Grants in Last Fiscal Year

         The following table provides information regarding stock option grants to Messrs. Harrod, Pendleton and Uhl during the year ended December 31, 2000.

                                                          Number of     Percent of
                                                         Securities        Total
                                                         Underlying       Options        Exercise
                                                           Options      Granted to        Price
                                                           Granted     Employees in        Per          Expiration
                         Name                                (1)        Fiscal Year       Share            Date
------------------------------------------------------- -------------- -------------- ---------------  ------------
William W. Harrod                                            7,500          11.45%        $11.00        2/14/2010
J. Gordon Pendleton                                          3,500           5.34          11.00        2/14/2010
Samuel E. Uhl                                                7,500          11.45          11.00        2/14/2010

--------------------------
(1) The options granted vest in equal installments over a period of five years, ending with the last vesting on February 14, 2005; provided, however, that options will be immediately exercisable upon a change in control or if the optionee terminates employment due to death or disability.

Option Value at Fiscal Year End

         The following table provides information regarding unexercised stock options for Messrs. Harrod, Pendleton and Uhl as of December 31, 2000. Messrs. Harrod, Pendleton and Uhl did not exercise any stock options during the year ended December 31, 2000.

                                          Number of Securities                         Value of Unexercised
                                         Underlying Unexercised                        In-the-Money Options
                                       Options at Fiscal Year-End                     at Fiscal Year-End (1)
                                   ------------------------------------        -------------------------------------
           Name                    Exercisable          Unexercisable          Exercisable           Unexercisable
---------------------------        -------------        ---------------        -------------        ----------------
William W. Harrod                     2,275                 7,550                 $ 735                       $ 490
J. Gordon Pendleton                     700                 2,800                    --                          --
Samuel E. Uhl                         6,629                 6,000                30,415                          --

-------------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 29, 2000 (the last trading day in 2000) less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreements

         Effective January 12, 2000, First Harrison Bank and First Capital entered into an employment agreement with Mr. Harrod and amended and restated Mr. Uhl's existing employment agreement. The employment agreements provide for a three-year term which is renewable on an annual basis. The employment agreements provide that each executive's base salary will be reviewed annually. The current base salary under the employment agreements for Mr. Harrod and Mr. Uhl (collectively the "executive") is $109,200 for both men. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by First Harrison Bank for cause, as defined in the employment agreements, at any time. If First Harrison Bank chooses to terminate the executive's employment for reasons other than for cause, or if either executive resigns from First Harrison Bank after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his beneficiary, would be entitled to receive an amount equal to the payments that executive would have received during the remaining term of his employment agreement, including base salary, bonuses and other cash or deferred compensation paid or to be paid to executive and contributions that would have been made on the executive's behalf to any employee benefit plans of First Harrison Bank during the remaining term of the employment agreements. First Harrison Bank would also continue to pay for the executive's life, medical, dental and disability coverage for the remaining term of the employment agreements. In the event executive terminates his employment with First Harrison Bank due to a Disability, during the term of his employment agreement, the Bank will pay executive, as disability pay, a bi-weekly payment equal to three-quarters of executive's bi-weekly rate of salary on the date of his termination. First Harrison Bank will also continue to provide executive with life, medical, dental and disability coverage. Disability pay and health and welfare insurance coverage will cease upon the earlier of: executive's attainment of age 65; executive's death, expiration of the term of the employment agreement or his return to full-time employment. Upon executive's termination of employment for reasons other than cause or a change in control, the executive must adhere to a one-year non-competition agreement.

         The maximum present value of the severance benefits under the employment agreements is 2.99 times the executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount'). The employment agreements provide that the value of the maximum benefit may be distributed, at the executive's election, in the form of a lump sum cash payment equal to 2.99 times the executive's base amount or a combination of a cash payment and continued coverage under First Harrison Bank's life, medical, dental and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive's base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments' if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the excess payments, and First Capital would not be entitled to deduct the amount of the excess payments.

         First Capital guarantees the payments to Mr. Harrod and Mr. Uhl under the employment agreement if they are not paid by First Harrison Bank. First Capital will pay or reimburse all reasonable costs and legal fees incurred by executive under any dispute or question of interpretation relating to the employment agreements, if executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that First Harrison Bank will indemnify Mr. Harrod and Mr. Uhl to the fullest extent legally allowable for all expenses and liabilities he may incur in connection with any suit or proceeding in which he may be involved by reason of his having been a director or officer of First Harrison Bank or First Capital.

Executive Retirement Income Agreement

         First Harrison has entered into an Executive Retirement Income Agreement with Mr. Pendleton which provides him with an annual benefit of $24,500 upon retirement for a fifteen-year period. Mr. Pendleton retired on March 31, 2000.

         Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in First Capital common stock during the fiscal year ended December 31, 2000.

                         Transactions with Management

         Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. First Harrison is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         Director Gerald L. Uhl is a shareholder and the Business Manager of Jacobi Sales, Inc. ("JSI"), a farm implement dealership that has contracted with First Harrison to provide sales financing to customers of JSI. First Harrison does not grant preferential credit under this arrangement. All sales contracts are presented to First Harrison on a 50% recourse basis, with JSI responsible for the sale and disposition of any repossessed equipment. During the fiscal year ended December 31, 2000, First Harrison granted approximately $1.7 million of credit to JSI customers. At December 31, 2000, no loans outstanding to JSI customers were delinquent 30 days or more.

         James L. Shireman Construction Co., Inc., for which director Mark D. Shireman serves as president, constructed First Harrison's New Salisbury branch in 1999 at a cost of approximately $550,000. Mr. Shireman recused himself from the discussion and voting on the construction bid.

                    Proposal 2 -- Ratification of Auditors

         The Board of Directors has appointed Monroe Shine & Co., Inc. to be its auditors for the 2001 fiscal year, subject to the ratification by shareholders. A representative of Monroe Shine & Co., is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent public accountants will be considered by the Board of Directors.

        The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of independent auditors.

Audit Fees

         The aggregate fees the Company paid to Monroe Shine & Co., Inc. for the annual audit and for the review of First Capital's Forms 10-QSB for the fiscal year 2000 totaled $81,315.

All Other Fees

         The aggregate fees the Company paid to Monroe Shine & Co., Inc. for all other non-audit services, including fees for tax-related services, during fiscal year 2000 totaled $41,885. The Audit Committee of the Board of Directors believes that the non-audit fees paid to Monroe Shine & Co. are compatible with maintaining Monroe Shine & Co's independence.

                         Report of the Audit Committee

         The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of First Capital's independent auditors, accounting functions and internal controls. First Capital's Audit Committee is composed of three directors, a majority of whom are independent which satisfies The Nasdaq Stock Market, Inc.'s listing standards applicable to companies like First Capital that satisfy the small business issuer reporting criteria of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in First Capital's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

 .        Members of the Audit Committee

         James E. Nett (Chairman)
         J. Gordon Pendleton
         Mark D. Shireman

                                 Miscellaneous

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Capital common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

              Householding of Proxy Statements and Annual Reports

         The Securities and Exchange Commission recently adopted rules that permit companies to mail a single proxy statement and a single annual report to shareholders to two or more shareholders sharing the same address -- a practice known as "householding." Householding provides greater convenience to shareholders and saves the Company money by reducing excess printing costs. You may have been identified as living at the same address as another Company shareholder. If this is the case and unless the Company receives contrary instructions from you, we will continue to "household" your proxy statement and annual report for the reasons stated above.

         If you are a shareholder at a shared address to which a single copy of both the proxy statement and the annual report have been delivered, Registrar and Transfer Company, the Company's transfer agent, has undertaken to deliver to you promptly upon written or oral request a separate copy of this proxy statement and the annual report. If you are such a shareholder and you would like to receive your own copy of this proxy statement and the annual report, please contact Registrar and Transfer Company either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com, or by mail at 10 Commerce Drive, Cranford, New Jersey 07016-3572, and indicate that you are a shareholder at a shared address and would like an additional copy of each document.

         If, on the other hand, you are a multiple shareholder sharing an address and are receiving multiple copies of this proxy statement or the annual report, please contact Registrar and Transfer Company at the phone number or at any of the addresses listed above and all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future. If you are the beneficial owner, but not the recordholder, of Company shares and wish to receive a copy of this proxy statement and the annual report, you will need to contact your broker, bank or other nominee and request that they send you a copy of the proxy statement and the annual report.

                     Shareholder Proposals and Nominations

         Proposals that shareholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than November 16, 2001. If next year's annual meeting is held on a date more than 30 days from April 18, 2002, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Bylaws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders. A copy of the Bylaws may be obtained from the Company.

                               BY ORDER OF THE BOARD OF DIRECTORS


                               /s/ Joel E. Voyles

                               Joel E. Voyles
                               Corporate Secretary

Corydon, Indiana
March 16, 2001

                              FIRST CAPITAL, INC.
                            Audit Committee Charter

PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided to the Corporation to any governmental body or the public. The Audit Committee also has the responsibility of reviewing the Corporation systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the board have established and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with these functions, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policy, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         . Serve as an independent and objective party to monitor the Corporation's reporting process and internal control systems.

         . Review and appraise the audit efforts of the Corporation's independent accountants and internal accounting department.

         . Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

COMPOSITION

         . The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. All members of the Committee should have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

         . The members of the Committee shall be elected by the Board at the annual organization meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

         To meet the definition of independence the following conditions may not exist:

         . Been employed by the corporation or its affiliates in the current or past three years.

         . Accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan, or non-discretionary compensation).

         . An immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer

         . Been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any one of the past three years.

         . Been employed as an executive of another entity where any of the company's executives serve that entity's compensation committee.

MEETINGS

         The committee should meet at least four (4) times annually, or more frequently as circumstances dictate. As a part of its job to foster open communication, the Committee should meet at least annually with management, the Chief Financial Officer and the independent accountants in separate executive sessions to discuss matters that the Committee or each of these groups believe should be discussed privately. In addition the Committee or at least the Chair should meet with the independent accountants and management quarterly to review the Corporation's financials that are to be submitted to any governmental body or to the public.

RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

         Documents/Reports Review
         ------------------------

         1. Review and update this Charter periodically, at least annually, as conditions dictate.

         2. Review the organization's annual financial statements and any report or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3. Review any regular reports to management from the independent accountants and management's response.

         4. Review with management and the independent accountants the Regulatory and SEC filings prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purpose of this review.

         Independent Accountants
         -----------------------

         1. Recommend to the Board of Directors the selection of the independent accountants considering independence and effectiveness. Approve the fees and other compensation to be paid to the independent accountants. On an annual basis the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountant's independence.

         2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         3. Periodically consult with the independent accountants out of the presence of management about internal control and the completeness and accuracy of the organization's financial statements.

         Financial Reporting Process
         ---------------------------

         1. In consultation with the independent accountants and Senior Management, review the integrity of the organization's financial reporting processes, both internal and external.

         2. Consider the independent accountants' judgement about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         3. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices suggested by the independent accountants or management.

         Process Improvement
         -------------------

         1. Establish regular and separate systems of reporting to the Audit Committee by each of management, independent accountants, and the Chief Financial Officer of any unusual judgements made in management's preparation of the financial statements and the view of each as to appropriateness of such judgements.

         2. Following the completion of the annual audit, review with management, the financial officer and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         3. Review any significant disagreements among management and the independent accountants or the Chief Financial Officer in connection with the preparation of the financial statements.

         4. Review with the independent accountants the financial officer and management the extent of which suggested changes or improvements in financial or accounting practices from audits in prior years have been implemented.

         Ethical and Legal Compliance
         ----------------------------

         1. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has a system to enforce the Code.

         2. Ensure that management has a system in force to guarantee that the Corporation's financial statements, reports and other financial information reported to governmental organizations, and the public satisfy legal requirements.

         3. Review with the organization's counsel, any legal compliance matters including corporate securities trading practices.

         4 Review with the organization's counsel, any legal matters that could have a significant impact on the organization's financial statements.

         5. Perform any other activities consistent with this Charter, the Corporation's By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                REVOCABLE PROXY
                              FIRST CAPITAL, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                                April 18, 2001
                            12:00 Noon, Local Time

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints J. Gordon Pendleton and William W. Harrod, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Capital, Inc. ("First Capital") owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on April 18, 2001, at 12:00 noon, local time, at 220 Federal Drive, N.W., Corydon, Indiana, and at any and all adjournments and postponements thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

     This proxy card will also be used to provide voting instructions to the trustees for any shares of common stock of First Capital allocated to participants under the First Harrison Bank Employee Stock Ownership Plan.

     1. The election as directors of all nominees listed (except as marked to the contrary below).

          James S. Burden        Mark D. Shireman        Samuel E. Uhl
          James E. Nett          Michael L. Shireman

                                                                 FOR ALL
          FOR                    VOTE WITHHELD                   EXCEPT
          ---                    -------------                   ------

          [_]                         [_]                          [_]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

     2. The ratification of the appointment of Monroe Shine & Co., Inc. as independent auditors for First Capital for the fiscal year ending December 31, 2001.

          FOR                      AGAINST                    ABSTAIN
          ---                      -------                    -------
          [_]                        [_]                        [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed only if signed and dated. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

                                              Dated:___________________________



                                              _________________________________
                                              SHAREHOLDER SIGN ABOVE



                                              _________________________________
                                              CO-HOLDER (IF ANY) SIGN ABOVE


     The above signed acknowledges receipt from First Capital, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders and a Proxy Statement for the Annual Meeting.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         _____________________________


           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       [First Capital, Inc. Letterhead]



Dear ESOP Participant:

     In connection with the Annual Meeting of Shareholders of First Capital, Inc., the holding company for First Harrison Bank, you may direct the voting of shares of First Capital, Inc. common stock held in the First Harrison Bank Employee Stock Ownership Plan ("ESOP") Trust and allocated to your account in the ESOP.

     On behalf of the Board of Directors of First Capital, Inc. (the "Company"), I am forwarding you a vote authorization form provided for the purpose of conveying your voting instructions to the ESOP trustees. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of First Capital, Inc. Shareholders to be held on April 18, 2001 and a copy of the Company's Annual Report to Shareholders.

     As of March 2, 2001, (the record date for the Annual Meeting) the ESOP Trust held 61,501 shares of Company common stock, 9,225 shares of which have been allocated to participants' accounts. The allocated shares will be voted as directed by the participants; provided timely instructions from the participants are received by the ESOP trustees. The unallocated shares in the ESOP Trust and the allocated shares for which no instructions are provided, or for which no timely instructions are received by the ESOP trustees, will be voted by the ESOP trustees in a manner calculated to most accurately reflect the instructions the ESOP Trustees have received from participants regarding the shares of common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

     In order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than April 11, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Harrison Bank. The ESOP trustees will use the voting results they receive from participants to vote all the shares of Company common stock held in the ESOP Trust.

                                    Sincerely,

                                    /s/ William Harrod
                                    William Harrod, President

                            VOTE AUTHORIZATION FORM
                            -----------------------

     I, the undersigned, understand that the ESOP trustees are the holders of record and custodian of all shares of First Capital, Inc. (the "Company") common stock attributed to me under the First Harrison Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 18, 2001.

     Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

           James S. Burden        Mark D. Shireman          Samuel E. Uhl
           James E. Nett          Michael L. Shireman

                                                                    FOR ALL
           FOR                       VOTE WITHHELD                  EXCEPT
           ---                       -------------                  -------

           [ ]                            [ ]                         [ ]


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Monroe Shine & Co., Inc. as independent auditors for First Capital for the fiscal year ending December 31, 2001.

           FOR                          AGAINST                     EXCEPT
           ---                          -------                     -------

           [ ]                            [ ]                         [ ]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     The ESOP Trustees are hereby authorized to vote any shares attributed to me as indicated above.


-----------------------------                ----------------------------------
           Date                                           Signature

Please date, sign and return this form in the enclosed envelope no later than April 11, 2001.